OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Mar. 31, 2020
OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES [Abstract]
OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Note 1 — OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Operations

Bristow Group Inc., a Delaware corporation (together with its consolidated entities, unless the context requires otherwise, “Bristow Group,” “Bristow” or the “Company”), is the leading provider of industrial aviation services to the worldwide offshore energy industry based on the number of aircraft operated. With a fleet of 315 aircraft as of March 31, 2020 (Successor), including 105 held by unconsolidated affiliates, the Company and its affiliates conduct major transportation operations in the North Sea, Nigeria and the U.S. Gulf of Mexico, and in most of the other major offshore energy producing regions of the world, including Australia, Brazil, Canada, Guyana and Trinidad. It provides commercial search and rescue (“SAR”) services in Canada, Guyana, Norway, Trinidad and the United States. It provides public sector SAR services in the U.K. on behalf of the Maritime & Coastguard Agency. It also provides regional fixed wing scheduled and charter services in Nigeria through its consolidated affiliate Bristow Helicopters (Nigeria) Ltd. and Australia through its consolidated affiliate, Capiteq Limited, operating under the name of Airnorth. These operations support its primary industrial aviation services operations in those markets, creating a more integrated logistics solution for its customers.

Basis of Presentation

The consolidated financial statements include the accounts of the Company after elimination of all significant intercompany accounts and transactions. Investments in affiliates in which the Company has a majority voting interest and entities that meet the criteria of Variable Interest Entities (“VIEs”) of which the Company is the primary beneficiary are consolidated. See discussion of VIEs in Note 6. The Company applies the equity method of accounting for investments in entities if it has the ability to exercise significant influence over an entity that (a) does not meet the variable interest entity criteria or (b) meets the variable interest entity criteria, but for which the Company is not deemed to be the primary beneficiary. The Company applies the cost method of accounting for investments in other entities if it does not have the ability to exercise significant influence over the unconsolidated affiliate. These investments in private companies are carried at cost and are adjusted only for capital distributions and other-than-temporary declines in value. Dividends from cost method investments are recognized in earnings from unconsolidated affiliates, net of losses, when paid.

The Company’s fiscal year ends March 31, and the Company refers to fiscal years based on the end of such period. Therefore, the fiscal year ended March 31, 2020 is referred to as fiscal year 2020.

Emergence from Voluntary Reorganization under Chapter 11

On May 11, 2019 (the “Petition Date”), Bristow Group Inc. and certain of its subsidiaries, BHNA Holdings Inc., Bristow Alaska Inc., Bristow Helicopters Inc., Bristow U.S. Leasing LLC, Bristow U.S. LLC, BriLog Leasing Ltd. and Bristow Equipment Leasing Ltd. (together, the “Debtors”), filed voluntary petitions (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Debtors’ Chapter 11 Cases were jointly administered under the caption In re: Bristow Group Inc., et al., Main Case No. 19-32713. During the pendency of the Chapter 11 Cases, the Debtors continued to operate their businesses and manage their properties as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. On October 8, 2019, the Bankruptcy Court entered an order confirming the Amended Joint Chapter 11 Plan of Reorganization of Bristow Group Inc. and its Debtor Affiliates (as modified, the “Plan”). The effective date of the Plan (the “Effective Date”) occurred on October 31, 2019.

Upon the Company’s emergence from bankruptcy, the Company adopted fresh-start accounting in accordance with provisions of the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) No. 852, “Reorganizations” (“ASC 852”), which resulted in the Company becoming a new entity for financial reporting purposes on the Effective Date. Upon the adoption of fresh-start accounting, the Company’s assets and liabilities were recorded at their fair values as of the fresh-start reporting date, October 31, 2019. As a result of the adoption of fresh-start accounting, the Company’s consolidated financial statements subsequent to October 31, 2019 may not be comparable to its consolidated financial statements prior to October 31, 2019. See Note 3 for further details on the impact of fresh-start accounting on the Company’s consolidated financial statements.

References to “Successor” or “Successor Company” relate to the financial position and results of operations of the reorganized Company subsequent to October 31, 2019. References to “Predecessor” or “Predecessor Company” relate to the financial position and results of operations of the Company prior to, and including, October 31, 2019. See Note 2 for further details on the Chapter 11 Cases and the Plan.

Summary of Significant Accounting Policies

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates. Areas where accounting estimates are made by management include:

•	Allowances for doubtful accounts;

•	Inventory allowances;

•	Property and equipment;

•	Goodwill, intangible and other long-lived assets;

•	Pension benefits;

•	Derivatives;

•	Contingent liabilities; and

•	Taxes.

Cash, Cash Equivalents and Restricted Cash — The Company’s cash equivalents include funds invested in highly-liquid debt instruments with original maturities of 90 days or less. As of March 31, 2020 (Successor), restricted cash consisted of $0.8 million reserved for post-emergence bankruptcy related payments and $1.7 million related to Norway payroll withholding taxes.

The following table provides a reconciliation of cash, cash equivalents and restricted cash reported within the consolidated balance sheets that add up to the total of such amounts shown in the consolidated statements of cash flows (in thousands).

	Successor	Predecessor
	March 31, 2020	October 31, 2019	March 31, 2019
Reconciliation of cash, cash equivalents and restricted cash as shown in the statements of cash flows:
Cash and cash equivalents	$196,662	$202,079	$178,055
Restricted cash	2,459	48,447	—
Total cash, cash equivalents and restricted cash	$199,121	$250,526	$178,055

Accounts Receivable — Trade and other receivables are stated at net realizable value. The Company grants short-term credit to its customers, primarily major integrated, national and independent oil and gas companies. The Company establishes allowances for doubtful accounts on a case-by-case basis when a determination is made that the required payment is unlikely to occur. In establishing these allowances, the Company considers a number of factors, including its historical experience, change in its customers’ financial position and restrictions placed on the conversion of local currency into U.S. dollars, as well as disputes with customers regarding the application of contract provisions to its services.

As of March 31, 2020 (Successor), the allowance for doubtful accounts for non-affiliates was $0.4 million, which was recorded during the five months ended March 31, 2020 (Successor) and primarily related to a customer in the U.S. Gulf of Mexico. As of March 31, 2019 (Predecessor), the allowance for doubtful accounts for non-affiliates was $1.6 million and primarily related to the amounts due from a customer in Australia.

The following table is a rollforward of the allowance for doubtful accounts from non-affiliates (in thousands):

	Successor		Predecessor
	Five Months	Seven Months
	Ended	Ended	Fiscal Year Ended March 31,
	March 31,	October 31,
	2020	2019	2019	2018
Balance – beginning of period	$—	$1,617	$3,304	$4,498
Additional allowances	368	25	1,073	1,463
Write-offs and collections	—	—	(2,760)	(2,657)
Sale of subsidiaries(1)	—	(851)	—	—
Fresh-start accounting adjustments(2)	—	(791)	—	—
Balance – end of period	$368	$—	$1,617	$3,304

(1)
As the result of the sale of Eastern Airways International Limited (“Eastern Airways”), Aviashelf Aviation Co. (“Aviashelf”), Bristow Helicopters Leasing Limited (“BHLL”) and Sakhalin Bristow Air Services Ltd, the Company wrote off allowance for doubtful accounts for non-affiliates by $0.9 million. For more details, see “Loss on Sale of Subsidiaries” below.

(2)	In connection with the Company’s emergence from bankruptcy and the application of ASC 852, the Company adjusted allowance for doubtful accounts to fair value at the Effective Date.

As of March 31, 2020 (Successor) and March 31, 2019 (Predecessor), there were no allowances for doubtful accounts related to accounts receivable due from affiliates.

Inventories — Inventories are stated at the lower of moving average cost or net realizable value and consist primarily of spare parts utilized for maintaining the Company’s global fleet of aircraft. As of March 31, 2020 (Successor), the inventory allowance was $0.1 million. As of March 31, 2019 (Predecessor), inventories were net of allowances of $19.4 million. As discussed under “— Impairment of Assets”, the Company performed a review of its H225 aircraft related inventory and Eastern Airways inventory and recorded impairment charges of $8.9 million and $0.3 million, respectively, to record the inventories at the lower of moving average cost or net realizable value during fiscal year 2019 (Predecessor).

In connection with the Company’s emergence from bankruptcy and the application of ASC 852, the Company adjusted inventory to its fair value of $81.2 million at the Effective Date. See Note 3 for further details on the impact of fresh-start accounting on the Company’s consolidated financial statements.

The following table is a rollforward of the allowance related to dormant, obsolete and excess inventory (in thousands):

	Successor		Predecessor
	Five Months	Seven Months
	Ended	Ended	Fiscal Year Ended March 31,
	March 31,	October 31,
	2020	2019	2019	2018
Balance – beginning of period	$—	$19,448	$26,030	$21,514
Additional allowances	62	551	2,140	6,355
Inventory disposed and scrapped	—	(811)	(7,427)	(3,353)
Fresh start accounting adjustments	—	(19,143)	—	—
Foreign currency effects	—	(45)	(1,295)	1,514
Balance – end of period	$62	$—	$19,448	$26,030

During the five months ended March 31, 2020 (Successor), the seven months ended October 31, 2019 (Predecessor), fiscal year 2019 (Predecessor) and fiscal year 2018 (Predecessor), the Company increased the allowance for inventory by $0.1 million, $0.6 million, $2.1 million and $6.4 million, respectively, as a result of its periodic assessment of inventory that was dormant or obsolete within its operational fleet of aircraft and the recognition of reserves for the end of aircraft fleet lives. For discussion of impairment of inventories, see “Impairment of Assets” below. The impairment of inventories is included in loss on impairment and additional allowances are included in direct costs on the consolidated statements of operations.

Prepaid Expenses and Other Current Assets — As of March 31, 2019 (Predecessor), prepaid expenses and other current assets included the short-term portion of contract acquisition and pre-operating costs totaling $9.8 million related to the SAR contracts in the U.K. and two customer contracts in Norway, which were recoverable under the contracts and will be expensed over the terms of the contracts. The Company recorded expense of $6.9 million, $10.1 million and $11.4 million for the seven months ended October 31, 2019 (Predecessor), fiscal year 2019 (Predecessor) and fiscal year 2018 (Predecessor), respectively, related to these contracts. In connection with the Company’s emergence from bankruptcy and the application of ASC 852, the Company adjusted the short-term portion of contract acquisition and pre-operating costs by $8.8 million to its fair value of zero at the Effective Date. See Note 3 for further details on the impact of fresh-start accounting on the Company’s consolidated financial statements.

Property and Equipment — Property and equipment are stated at cost. Property and equipment includes construction in progress, primarily consisting of progress payments on aircraft purchases, in-process aircraft modification, equipment and facility construction, of $7.8 million and $51.7 million as of March 31, 2020 (Successor) and 2019 (Predecessor), respectively. Interest costs applicable to the construction of qualifying assets are capitalized as a component of the cost of such assets. There were no aircraft progress payments in construction in progress as of March 31, 2020 (Successor).

Consistent with the Company’s policy to review useful lives and residual value when changes in circumstances indicate a change in estimate may be required, upon emergence from Chapter 11, the Company performed a review of useful lives and residual values. As a result of this review, the Company made certain changes to the useful lives and residual values of aircraft and related equipment. No material changes were made to non-aircraft property, plant and equipment useful lives and residual values. The Company’s previous policy stated that estimated useful lives of aircraft generally range from 5 to 15 years, and the residual value used in calculating depreciation of aircraft generally ranged from 30% to 50% of cost. The Company’s revised policy will generally utilize a 30 year useful life from the date of manufacture of an aircraft for used aircraft and the in-service date for new aircraft and a residual value range of 5% to 25% of cost. In certain circumstances, the useful lives of aircraft are limited by a 30,000 flight hour restriction on the airframe of an aircraft imposed by certain aircraft manufacturers. These changes in useful lives reflect the Company’s view of expected operating conditions and the economic environment, which suggest the Company will utilize its aircraft for longer than it has historically. The changes in residual values reflect the change made to useful lives and the current expectations of fair market value to be achieved at the time of eventual disposal, based on historical sales data during the decline in the oil and gas industry.

The Company capitalizes betterments and improvements to its aircraft and depreciates such costs over the remaining useful lives of the aircraft. Betterments and improvements increase the life or utility of an aircraft.

For further details on property and equipment, see Note 7.

Goodwill — Goodwill is recorded when the cost of acquired businesses exceeds the fair value of the identifiable net assets acquired. Goodwill is not amortized but is assessed for impairment annually as of March 31 or when events or changes in circumstances indicate that a potential impairment exists. Impairment of goodwill is the condition that exists when the carrying value of a reporting unit that includes goodwill exceeds its carrying value. A goodwill impairment loss is recognized for the amount that the carrying value of a reporting unit, including goodwill, exceeds fair value, limited to the total amount of goodwill allocated to that reporting unit.

The Company no longer has goodwill associated with any reporting units as of March 31, 2020 (Successor).

Goodwill related to the Predecessor Company’s Asia Pacific reporting unit was as follows (in thousands):

Total
March 31, 2018 (Predecessor)	$19,907
Foreign currency translation	(1,471)
March 31, 2019 (Predecessor)	18,436
Foreign currency translation	(932)
Impairments	(17,504)
October 31, 2019 (Predecessor)	$—

For the purposes of performing an impairment assessment of goodwill, the Company evaluates whether there are reporting units below the reporting segment it discloses for segment reporting purposes by assessing whether its regional management typically reviews results and whether discrete financial information exists at a lower level.

During the three months ended September 30, 2019 (Predecessor), the Company noted an overall reduction in expected operating results for Airnorth, resulting from continued cost pressure combined with less than expected passenger and route fulfillment. The Company concluded the fair value of goodwill for Airnorth could have fallen below its carrying value and performed an interim impairment test of goodwill for Airnorth as of September 30, 2019 (Predecessor), concluding the estimated fair value of Airnorth was below its carrying value. The Company recorded an impairment charge of $17.5 million reflected in loss on impairment on the statement of operations for the seven months ended October 31, 2019 (Predecessor).

The Company estimated the fair value of Airnorth using a combination of the income and market approaches, requiring the Company to use significant unobservable inputs, representative of a Level 3 fair value measurement, including assumptions related to future performance, such as projected demand for services and rates.

The income approach was based on a discounted cash flow model using projected future cash flows based on the Company’s estimates of future rates for services, utilization, operating costs, capital requirements, growth rates and terminal values. Forecasted rates and utilization take into account current market conditions and anticipated business outlook, both of which were impacted by the adverse changes in the offshore energy and mining business environment. Operating costs were forecasted using a combination of historical average operating costs and expected future costs. Capital requirements included cash outflows for new aircraft, infrastructure and improvements, as necessary, based on management’s estimates of future capital costs driven by expected market demand in future periods. A terminal period was used to reflect the Company’s estimate of stable, perpetual growth. The future cash flows were discounted using a market-participant risk-adjusted weighted average cost of capital for the reporting unit. These assumptions were derived from unobservable inputs and reflect management’s judgments and assumptions.

The market approach was based upon the application of price-to-earnings multiples to management’s estimates of future earnings adjusted for a control premium. Management’s earnings estimates were derived from unobservable inputs that require significant estimates, judgments and assumptions as described in the income approach.

During the seven months ended October 31, 2019 (Predecessor), fiscal year 2019 (Predecessor) and fiscal year 2018 (Predecessor), the Company did not evaluate the estimated fair value of its reporting units compared to its market capitalization because the reporting units with goodwill did not represent a significant portion of its business.

Other Intangible Assets — Intangible assets with finite useful lives are amortized over their estimated useful lives to their estimated residual values. The residual value of an intangible asset is generally assumed to be zero, with certain limited exceptions. Finite lived intangible assets are reviewed for impairment when indicators of impairment are present. Indicators of impairment for finite lived intangible assets are the same as those for impairment of long-lived assets. For finite lived intangible assets, an impairment loss is recognized if the carrying amount of the asset exceeds the undiscounted cash flows projected to be generated by the asset. If the finite lived intangible asset is impaired, then the amount of the impairment is calculated as the excess of the asset’s carrying amount over its fair value. After an impairment loss is recognized, the adjusted carrying amount of the intangible asset will be its new accounting basis. After adjusting the carrying amount for impairment loss, the Company’s policy requires the reevaluation of the useful life of that asset.

Intangible assets by type were as follows for the Successor Company (in thousands):

	U.K. SAR customer contract	PBH	Total

	Gross Carrying Amount
Additions (1)	$58,000	$76,838	$134,838
Translation	(2,294)	(2,517)	$(4,811)
March 31, 2020 (Successor)	$55,706	$74,321	$130,027

	Accumulated Amortization
October 31, 2019 (Successor)	$—	$—	$—
Amortization expense	(3,251)	(15,503)	(18,754)
March 31, 2020 (Successor)	$(3,251)	$(15,503)	$(18,754)
Weighted average remaining contractual life, in years	7.0	16.9	10.7

(1)
In connection with the Company’s emergence from bankruptcy and in accordance with ASC 852, the Company recognized customer contract intangibles of $58.0 million related to U.K. SAR and $76.8 million related to power-by-the-hour (“PBH”) contracts. The amortization expense for the U.K. SAR contract is recorded in depreciation and amortization on the consolidated financial statements and the amortization expense for the PBH contracts is recorded in maintenance expense included in direct costs on the consolidated financial statements.

Future amortization expense of intangible assets for each of the years ending March 31 (Successor) is as follows (in thousands):

2021 (1)	$24,207
2022 (1)	15,956
2023 (1)	15,909
2024 (1)	15,767
2025 (1)	15,767
Thereafter (1)	23,667
$111,273

(1)
The portion of future amortization expense that will be included in maintenance expense is $16.7 million for fiscal year 2021, $8.5 million for fiscal year 2022, $8.4 million for fiscal year 2023, $8.3 million for fiscal year 2024, $8.3 million for fiscal year 2025 and $8.7 million thereafter.

Intangible assets by type were as follows for the Predecessor Company (in thousands):

	Client relationships (1)	Trade name and trademarks (1)	Internally developed software (1)	Licenses (1)	Total
	Gross Carrying Amount
March 31, 2018	$12,777	$4,878	$1,107	$755	$19,517
Foreign currency translation	(98)	(259)	(13)	(2)	(372)
March 31, 2019	12,679	4,619	1,094	753	19,145
Foreign currency translation	(33)	(11)	—	—	(44)
October 31, 2019 (Predecessor)	$12,646	$4,608	$1,094	$753	$19,101

	Accumulated Amortization
March 31, 2018	$(11,372)	$(1,213)	$(915)	$(719)	$(14,219)
Impairments	—	(2,933)	(72)	—	(3,005)
Amortization expense	(234)	(142)	(107)	(34)	(517)
March 31, 2019	(11,606)	(4,288)	(1,094)	(753)	(17,741)
Amortization expense	(90)	—	—	—	(90)
October 31, 2019	(11,696)	(4,288)	(1,094)	(753)	(17,831)
Fresh-start accounting adjustment (2)	(950)	(320)	—	—	(1,270)
October 31, 2019 (Predecessor)	$(12,646)	$(4,608)	$(1,094)	$(753)	$(19,101)

(1)
The Bristow Norway and Eastern Airways acquisitions, completed in October 2008 and February 2014, respectively, included in the Europe Caspian region, resulted in intangible assets for client contracts, client relationships, trade names and trademarks, internally developed software and licenses. On May 10, 2019, the Company sold Eastern Airways. The Airnorth acquisition completed in January 2015, included in its Asia Pacific region, resulted in intangible assets for client contracts, client relationships and trade name and trademarks. For discussion of impairment of long-lived assets, including purchased intangibles subject to amortization, see “Impairment of Assets.”

(2)
In connection with the Company’s emergence from bankruptcy and the application of ASC 852, the Company adjusted the intangible assets of $1.3 million to its fair value of zero at the Effective Date. See Note 3 for further details on the impact of fresh-start accounting on the Company’s consolidated financial statements.

In addition to the other intangible assets described above, other assets included the long-term portion of contract acquisition and pre-operating costs totaling $37.1 million as of March 31, 2019 (Predecessor), related to the SAR contracts in the U.K. and two customer contracts in Norway, which were recoverable under the contracts and were being expensed over the terms of the contracts. In connection with the Company’s emergence from bankruptcy and the application of ASC 852, the Company adjusted the long-term portion of contract acquisition and pre-operating costs by $31.2 million to its fair value of zero at the Effective Date. See Note 3 for further details on the impact of fresh-start accounting on the Company’s consolidated financial statements.

Contingent Liabilities — The Company establishes reserves for estimated loss contingencies when it believes a loss is probable and the amount of the loss can be reasonably estimated. The Company’s contingent liability reserves relate primarily to potential tax assessments, litigation, personal injury claims and environmental liabilities and are adjusted as a result of changes in facts or circumstances that become known or changes in previous assumptions with respect to the likelihood or amount of loss. Such revisions are based on information that becomes known or circumstances that change after the reporting date for the previous period through the reporting date of the current period. Should the outcome differ from the Company’s assumptions and estimates or other events result in a material adjustment to the accrued estimated reserves, revisions to the estimated reserves for contingent liabilities would be required to be recognized. Legal costs are expensed as incurred.

Proceeds from casualty insurance settlements in excess of the carrying value of damaged assets are recognized in gain (loss) on disposal of assets when the Company has received proof of loss documentation or are otherwise assured of collection of these amounts.

Revenue Recognition — See Note 5 for a discussion of revenue recognition.

Pension Benefits — See Note 14 for a discussion of the Company’s accounting for pension benefits.

Maintenance and Repairs — The Company generally charges maintenance and repair costs, including major aircraft component overhaul costs, to earnings as the costs are incurred. However, certain major aircraft components, such as engines and transmissions, are maintained by third-party vendors under contractual agreements also referred to as PBH maintenance agreements. Under these agreements, the Company is charged an agreed amount per hour of flying time related to maintenance, repair and overhaul of the parts and components covered. The costs charged under these contractual agreements are recognized in the period in which the flight hours occur. To the extent that the Company has not yet been billed for costs incurred under these arrangements, these costs are included in accrued maintenance and repairs on its consolidated balance sheets. From time to time, the Company receives credits from its original equipment manufacturers as settlement for additional labor and maintenance expense costs incurred for aircraft performance issues. The Company records these credits as a reduction in maintenance expense when the credits are utilized in lieu of cash payments for purchases or services. The cost of certain major overhauls on owned fixed-wing aircraft operated by Eastern Airways and Airnorth are capitalized when incurred and depreciated over the period until the next expected major overhaul. The cost of major overhauls on leased fixed-wing aircraft operated by Eastern Airways and Airnorth are charged to maintenance and repair costs when incurred.

Taxes — The Company follows the liability method of accounting for income taxes. Under this method, deferred income tax assets and liabilities are determined based upon temporary differences between the carrying amount and tax basis of the Company’s assets and liabilities and measured using enacted tax rates and laws that will be in effect when the differences are expected to reverse. The effect on deferred income tax assets and liabilities of a change in the tax rates is recognized in income in the period in which the change occurs. The Company records a valuation reserve when it believes that it is more-likely-than-not that any deferred income tax asset created will not be realized.

The Company recognizes deferred income tax assets to the extent that it believes that these assets are more likely than not to be realized. In making such a determination, the Company considers all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax-planning strategies, and results of recent operations. If the Company determines that it would be able to realize its deferred income taxes assets in the future in excess of their net recorded amount, the Company would adjust the valuation allowance.

The Company recognizes tax benefits attributable to uncertain tax positions when it is more-likely-than-not that a tax position will be sustained upon examination by the authorities. The benefit from a position that has surpassed the more-likely-than-not threshold is the largest amount of benefit that is more than 50% likely to be realized upon settlement. The Company recognizes interest and penalties accrued related to unrecognized tax benefits as a component of benefit (provision) for income taxes in its statement of operations.

Foreign Currency — In preparing the Company’s financial statements, it must convert all non-U.S. dollar currencies to U.S. dollars. Balance sheet information is presented based on the exchange rate as of the balance sheet date, and statement of operations information is presented based on the average foreign currency exchange rate for the period. The various components of stockholders’ investment are presented at their historical average exchange rates. The resulting difference after applying the different foreign currency exchange rates is the foreign currency translation adjustment, which is reported in stockholders’ investment as accumulated other comprehensive gains or losses. Foreign currency transaction gains and losses are recorded in other income (expense), net in the Company’s statement of operations and result from the effect of changes in exchange rates on transactions denominated in currencies other than a company’s functional currency, including transactions between consolidated companies. An exception is made where an intercompany loan or advance is deemed to be of a long-term investment nature, in which instance foreign currency transaction gains or losses are included as currency translation adjustments and are reported in stockholders’ investment as accumulated other comprehensive gains or losses. Changes in foreign currency exchange rates could cause significant changes in the Company’s financial position and results of operations in the future.

Other income (expense), net, in the Company’s consolidated statements of operations includes foreign currency transaction gains and losses as shown in the following table. Earnings from unconsolidated affiliates, net of losses, are also affected by the impact of changes in foreign currency exchange rates on the reported results of the Company’s unconsolidated affiliate, primarily the impact of changes in the Brazilian real to U.S. dollar exchange rate on earnings for its affiliate in Brazil, as shown in the following table (in thousands):

	Successor	Predecessor
	Five Months Ended March 31,	Seven Months Ended October 31,
			Fiscal Year Ended March 31,
	2020	2019	2019	2018

Foreign currency transaction losses	(11,577)	(1,327)	(5,163)	(2,580)

Foreign currency transaction gains (losses) from earnings from unconsolidated affiliates, net of losses	(115)	(1,123)	(4,163)	(1,956)

Derivative Financial Instruments — See Note 10 for a discussion of the Company’s accounting for derivative financial instruments.

Incentive Compensation — See Note 14 for a discussion of the Company’s accounting for incentive compensation arrangements.

Interest Income (Expense), Net — Interest expense, net consisted of the following (in thousands):

	Successor	Predecessor
	Five Months Ended March 31,	Seven Months Ended October 31,
			Fiscal Year Ended March 31,
	2020	2019	2019	2018
Interest income	$662	$822	$3,424	$677
Interest expense (1)(2)(3)	(22,964)	(128,658)	(113,500)	(77,737)
Interest expense, net	$(22,302)	$(127,836)	$(110,076)	$(77,060)

(1)
Interest expense for the seven months ended October 31, 2019 (Predecessor) includes $56.9 million of non-cash interest expense related to the beneficial conversion feature on the DIP Facility (as defined herein) and $15.0 million of non-cash interest expense related to the DIP claim liability. See Note 3 for further details on the DIP beneficial conversion feature.

(2)
In connection with the Company’s emergence from bankruptcy and the application of ASC 852, the Company adjusted debt to its respective fair value of $586.4 million at the Effective Date by $57.7 million, which represents the discount from par value of the debt. Interest expense for the five months ended March 31, 2020 (Successor) includes discount amortization of $5.9 million. See Notes 3 and 8 for further details on the impact of fresh-start accounting on the Company’s consolidated financial statements.

(3)
In connection with the Company’s emergence from bankruptcy and the application of ASC 852, the Company wrote-off all deferred financing fees as of October 31, 2019 (Predecessor). Therefore, interest expense for the five months ended March 31, 2020 (Successor) does not include any amortization of deferred financing fees. See Notes 3 and 8 for further details on the impact of fresh-start accounting on the Company’s consolidated financial statements.

Other Income (Expense), Net — Other income (expense), net primarily includes the foreign currency transaction gains and losses described under “Foreign Currency” above and pension-related costs (which includes interest costs, amortization of pension-related costs from prior periods and the gains or losses on plan assets).

Redeemable Noncontrolling Interest — Redeemable noncontrolling interest was related to put arrangements whereby the noncontrolling interest holders could require the Company to redeem the remaining shares of Eastern Airways (prior to repurchasing the remaining 40% of the outstanding shares in January 2018 as discussed in Note 6) at a formula-based amount that is not considered fair value (the “redemption amount”). Redeemable noncontrolling interest was adjusted each period for comprehensive income, dividends attributable to the noncontrolling interest and changes in ownership interest, if any, such that the noncontrolling interest represented the proportionate share of Eastern Airways’ equity (the “carrying value”). Additionally, at each period end, the Company was required to compare the redemption amount to the carrying value of the redeemable noncontrolling interest and record the redeemable noncontrolling interest at the higher of the two amounts, with a corresponding charge or credit directly to retained earnings. While this charge or credit did not impact net income (loss), it did result in a reduction or increase of income (loss) available to common shareholders in the calculation of earnings (loss) per share. In January 2018, the Company acquired the remaining 40% of the outstanding shares of Eastern Airways for nominal consideration, resulting in a reduction of $6.1 million to redeemable noncontrolling interest and a corresponding increase to additional paid-in capital on its consolidated balance sheet.

Mezzanine Preferred Stock — Because the New Preferred Stock (as defined herein) issued under the Plan may be redeemed in certain circumstances outside of the sole control of the Company (including at the option of the holder), but it is not mandatorily redeemable, the New Preferred Stock has been classified as mezzanine equity and initially recognized at fair value of $618.9 million as of October 31, 2019 (Successor). This amount was reduced by the fair value of the bifurcated derivative liability as of October 31, 2019 (Successor) of $470.3 million, resulting in an initial value of $148.6 million.

Redeemable equity securities that are not currently redeemable, but are probable of becoming redeemable should be accreted to their redemption values. The Company assessed whether the New Preferred Stock is probable of becoming cash redeemable. An event outside the holder’s control may prevent an instrument from becoming otherwise redeemable, and in such circumstances, the probability that an intervening event will occur should be considered in determining whether an instrument is probable of becoming redeemable (and thus whether subsequent measurement is required). The Company determined that it is not probable that the New Preferred Stock will become cash redeemable as the Company expects that (1) settlement events outside of the holder’s control are more probable than not of occurring prior to a potential cash redemption date, (2) upon occurrence of these events, the Company controls the ability to settle the New Preferred Stock using shares of New Common Stock (as defined herein), and (3) it is probable that the Company will have sufficient authorized, unissued shares of New Common Stock (in other words, it is not probable that the Company would be unable to settle in shares upon the occurrence of a triggering event). The Company continues to monitor the likelihood of any circumstance that would require the Company to settle the New Preferred Stock using cash. If it becomes probable that the New Preferred Stock will become cash redeemable, the Company will accrete to redemption value using an appropriate method. For further details, see Note 15.

Impairment of Assets

Loss on impairment includes the following (in thousands):

	Successor	Predecessor
	Five Months Ended March 31,	Seven Months Ended October 31,
			Fiscal Year Ended March 31,
	2020	2019	2019	2018
Impairment of property and equipment(1)	$—	$42,022	$104,939	$—
Impairment of inventories	—	—	9,276	5,717
Impairment of investment in unconsolidated affiliates	9,591	2,575	—	85,683
Impairment of intangibles	—	—	3,005	—
Impairment of goodwill	—	17,504	—	—
	$9,591	$62,101	$117,220	$91,400
(1)
Includes impairment of $42.0 million for H225 aircraft for the seven months ended October 31, 2019 (Predecessor). Includes impairment of $87.5 million for H225 aircraft and $17.5 million for Eastern Airways aircraft and equipment for the nine months ended December 31, 2018 (Predecessor).

For details on the Company’s analysis of impairment of property and equipment, inventories, investment in unconsolidated affiliates, goodwill and other long-lived assets, see discussion below.

On March 31, 2020, Brent crude oil prices closed at $20.51 per barrel, declining from $61.14 per barrel on December 31, 2019. A gradual decline occurred from December 31, 2019 to the first week of March 2020. The decline accelerated the first week of March 2020 from ~$50 per barrel to the mid-$30’s per barrel and further downward volatility continued in April 2020. A combination of factors led to this decline, including an increase in low-priced oil from Saudi Arabia supplied into the market coupled with Russia’s position to abstain from participating in the supply reduction agreement with the Organization of the Petroleum Countries and the reduction in demand for oil due to the coronavirus disease, COVID-19 (“COVID-19”).

COVID-19 has resulted in a global crisis with the majority of countries closing off international travel and instituting other measures, including, among other things, reducing or eliminating public gatherings by placing limits on such events, shuttering non-essential stores and services, encouraging voluntary quarantines and imposing involuntary quarantines, in an effort to reduce and slow the spread of COVID-19. The long-term impact of COVID-19 on the global economy is not yet known, but it has had and is likely to have a significant influence on economic activity in the near-term. Financial markets have experienced significant volatility and energy companies have experienced a significant decline as a result of COVID-19.

The Company has implemented several measures at its bases, in conjunction with its customers and based upon guidance from local public health authorities, to help protect employees and customers, including, but not limited to, measures to restrict access to sites, medical screenings/questionnaires prior to all flights, enhanced sanitization of aircraft and equipment, modification of aircraft and special protocols on travel and passenger transport, and is also monitoring developments to modify actions as appropriate. Many of the Company’s employees are deemed “essential” in the regions in which they operate and are therefore allowed to continue conducting business notwithstanding guidance or orders of general applicability issued by governments requiring businesses to close, persons to shelter in place, borders to close and other actions of that nature. In addition, the Company has developed and is offering its customers COVID-19 medevac transport in certain regions. The Company cannot estimate the impact such measures and the reduced demand for oil and gas will have on its financial results at this time; however, the effects could be significant.

Property and equipment — As a result of the aforementioned global events, the Company performed an analysis of certain asset groups under ASC 360-10 as of March 31, 2020 (Successor), including the Airnorth, Humberside Airport and oil and gas asset groups.

During the quarter ended March 31, 2020 (Successor), the Australian government implemented significant travel restrictions within Australia and to and from Australia, severely impacting Airnorth operations in addition to the reduction in general aviation activity due to COVID-19 concerns. As a result, the Company made significant changes to the near-term forecasted Airnorth cash flows, which are considered, along with the future uncertainty of longer-term forecasted cash flows, to be an indicator of impairment for the Airnorth asset group. The Company estimated future undiscounted cash flows to test the recoverability of the Airnorth asset group, requiring the Company to use significant unobservable inputs, including assumptions related to projected demand for services and rates. Given the uncertainty of the future forecasted cash flows, the Company prepared a probability weighted scenario analysis. The analysis resulted in a determination that the Airnorth asset group was recoverable based on the comparison of the undiscounted cash flows to the carrying value of the asset group at March 31, 2020 (Successor). The Company will continue to monitor the impacts of the COVID-19 global pandemic on Airnorth operations and update this analysis should changes in facts and circumstances indicate a potential lack of recoverability in future periods.

The Company’s Humberside Airport operations were similarly impacted by the COVID-19 global pandemic during the quarter ended March 31, 2020 (Successor). Humberside Airport is an airport located near Humberside, England, which provides airport and related services to global and regional airlines. As a result of COVID-19, a significant customer temporarily suspended flight services into the airport, in addition to the decline in general aviation activity being experienced by all airlines and airports globally. The Company has made significant changes to the near-term forecasted Humberside Airport cash flows, which are considered, along with the future uncertainty of longer-term forecasted cash flows, to be an indicator of impairment for the Humberside Airport asset group. The Company estimated future undiscounted cash flows to test the recoverability of the Humberside Airport asset group, requiring the Company to use significant unobservable inputs, including assumptions related to projected demand for services and rates. Given the uncertainty of the future forecasted cash flows, the Company prepared a probability weighted scenario analysis. The analysis resulted in a determination that the Humberside Airport asset group was recoverable based on the comparison of the undiscounted cash flows to the carrying value of the asset group at March 31, 2020 (Successor). The Company will continue to monitor the impacts of the COVID-19 global pandemic on the Humberside Airport operations and update this analysis should changes in facts and circumstances indicate a potential lack of recoverability in future periods.

The Company’s oil and gas operations have experienced a reduction in flight hours during the quarter ended March 31, 2020 (Successor) and the Company expects to continue to experience a reduction in flight hours and aircraft on contract in future periods as a result of the aforementioned global events. As a result, the Company made changes to the near-term forecasted oil and gas cash flows, which are considered, along with the future uncertainty of longer-term forecasted cash flows, to be an indicator of impairment for the oil and gas asset group. The Company estimated future undiscounted cash flows to test the recoverability of the oil and gas asset group, requiring the Company to use significant unobservable inputs, including assumptions related to projected demand for services and rates. Given the uncertainty of the future forecasted cash flows, the Company prepared a scenario analysis providing for several potential estimated impacts in order to ensure the reasonableness of the Company’s undiscounted cash flow analysis. The analysis resulted in a determination that the oil and gas asset group was recoverable based on the comparison of the undiscounted cash flows to the carrying value of the asset group at March 31, 2020 (Successor). The Company will continue to monitor the impacts of the COVID-19 global pandemic and changes in the global energy markets on oil and gas operations and update this analysis should changes in facts and circumstances indicate a potential lack of recoverability in future periods.

Prior to the three months ended September 30, 2018 (Predecessor), the Company had been actively marketing its H225 aircraft with the expectation of a substantial return of the aircraft to oil and gas service. However, market conditions and more significantly, the development of alternative opportunities outside of the Company’s traditional oil and gas service for its H225 aircraft and its decision to pursue those opportunities during the three months ended September 30, 2018 (Predecessor), indicated a substantial return to oil and gas service within its operations was not likely. Therefore, during the three months ended September 30, 2018 (Predecessor), the Company concluded that cash flows associated with its H225 helicopters were largely independent from the cash flows associated with the remainder of the Company’s oil and gas related property and equipment (the “oil and gas asset group”) and should be tested for impairment as a stand-alone asset group. In accordance with ASC 360-10, the Company performed an impairment analysis for its stand-alone H225 asset group (“H225 asset group”) and determined the forecasted cash flows over the remaining useful life of the asset group were insufficient to recover the carrying value of the asset group. The Company determined the fair value of the H225 asset group to be $116.4 million and recorded an impairment charge of $87.5 million. In addition, the Company performed a review of its H225 aircraft related inventory and recorded an impairment charge of $8.9 million to record the inventory at the lower of cost or net realizable value. These impairments are included in the Corporate and other region in Note 16. The inputs used in fair value estimates were from Level 3 of the fair value hierarchy discussed in Note 9.

Changes in the Company’s forecasted cash flows during the three months ended September 30, 2018 (Predecessor) indicated the need for the performance of a recoverability analysis for the airline related assets of Eastern Airways. In accordance with ASC 360-10, the Company estimated future undiscounted cash flows to test the recoverability of the airline related assets of Eastern Airways for potential impairment, requiring the Company to use significant unobservable inputs including assumptions related to projected demand for services and rates. The Company concluded the estimated future undiscounted cash flows were below the carrying value for its airline related assets of Eastern Airways as of September 30, 2018 (Predecessor) and determined the fair value of the asset group to be $20.5 million, resulting in an impairment charge of $17.5 million. As part of the impairment review of the airline assets of Eastern Airways, the Company also recorded impairments of $3.0 million related to the remaining intangible assets and $0.3 million related to inventory. These impairments are included in the Europe and Caspian region in Note 16. The inputs used in the fair value estimates were from Level 3 of the fair value hierarchy discussed in Note 9.

In September 2019 (Predecessor), the Company identified a potential further decline in the fair value of the H225 asset group based on market transactions for the aircraft and as a result, in accordance with ASC 360-10, performed an impairment analysis for the H225 asset group. The Company determined the forecasted cash flows over the remaining useful life of the H225 asset group were insufficient to recover the carrying value of the H225 asset group. The Company determined the fair value of the H225 asset group to be $61.2 million and recorded an impairment charge of $42.0 million in the three months ended September 30, 2019 (Predecessor). The inputs used in the fair value estimates were from Level 2 of the fair value hierarchy discussed in Note 9.

Inventories — During fiscal year 2019 (Predecessor) and fiscal year 2018 (Predecessor), the Company recorded impairment charges of $9.3 million and $5.7 million, respectively, to write-down certain spare parts within inventories to net realizable value. As discussed above, in fiscal year 2019 (Predecessor), the Company performed a review of its H225 aircraft related inventory and recorded an impairment charge of $8.9 million to record the inventory at the lower of cost or net realizable value and as part of its impairment review of the airline assets of Eastern Airways, the Company also recorded impairment of $0.3 million. The impairment charges in fiscal year 2018 (Predecessor) were recorded to impair inventory used in the Company’s training fleet at Bristow Academy, Inc. (“Bristow Academy”) ($1.2 million) and its fixed wing operations at Eastern Airways ($4.5 million) as a result of changes in expected future utilization of aircraft within those operations.

Investment in Unconsolidated Affiliates — The Company performs regular reviews of each unconsolidated affiliate investee’s financial condition, the business outlook for its products and services and its present and projected results and cash flows. When an investee has experienced consistent declines in financial performance or difficulties raising capital to continue operations, and when the Company expects the decline to be other-than-temporary, the investment is written down to fair value. Actual results may vary from estimates due to the uncertainty regarding the projected financial performance of investees, the severity and expected duration of declines in value and the available liquidity in the capital markets to support the continuing operations of the investees in which the Company has investments.

As a result of the aforementioned global events, the Company considered whether its investments in unconsolidated affiliates experienced an other-than-temporary impairment under the guidance provided in ASC 323, Investments — Equity Method and Joint Ventures, during the quarter ended March 31, 2020 (Successor), including its equity method investees Cougar Helicopters Inc. (“Cougar”) and Líder Táxi Aéreo S.A. (“Líder”) and cost method investee Petroleum Air Services (“PAS”).

Despite the aforementioned global events, the Company did not determine an other-than-temporary impairment had occurred for its investments in Cougar and PAS. While Cougar has made revisions to its near-term forecasted results, its forecast indicates a return of activity levels in future periods, sustaining the value of the investee over an extended period of time into the future. PAS has continued to experience positive results, including the distribution in March 2020 (Successor) of the largest dividend payment received by the Company. Based on the facts and circumstances at March 31, 2020 (Successor) surrounding these two investees, the Company does not believe there has been a permanent and expected sustained reduction to the operations and results of these investees.

In March 2020 (Successor), the Company recorded a $9.6 million impairment to its investment in Líder. Líder indicated it experienced a decline in activity as a result of the aforementioned events and also indicated an expected decline in future business opportunities in its market as a result of the decline in oil prices leading to the Company’s evaluation of the investment for other-than-temporary impairment. In connection with the pending merger with Era, the Company may be required to dispose of its investment in Líder. This fact indicates the Company may not be able to hold the investment in Líder for the time period required to experience a recovery in the financial results of Líder necessary to assert there has been no other-than-temporary impairment in the investment at March 31, 2020 (Successor). The Company estimated the fair value of its investment in Líder as of March 31, 2020 (Successor) using the income approach, requiring the Company to use significant unobservable inputs, representative of a Level 3 fair value measurement, including assumptions related to the future performance of the investment, such as projected demand for services and rates. The income approach was based on a discounted cash flow model, utilizing projected future cash flows based on estimates of future rates for services, utilization, operating costs, capital requirements, growth rates and terminal values. Forecasted rates and utilization consider current market conditions and the Company’s anticipated business outlook, both of which have been impacted by the adverse changes in the offshore energy business environment from the current downturn. Operating costs were forecasted using a combination of historical average operating costs and expected future costs, including cost reduction initiatives. Capital requirements were based on management’s estimates of future capital costs resulting from expected market demand in future periods and included cash outflows for new aircraft, infrastructure and improvements, as necessary. A terminal period was used to reflect the Company’s estimate of stable, perpetual growth. The future cash flows were discounted using a market-participant risk-adjusted weighted average cost of capital.

The Company owns a 17.2% investment in Sky Future Partners Limited (“Sky Future Partners”), a provider of drone-based inspection services to the global industrial markets. Given the negative evolution of Sky Future Partners’ liquidity forecast during the three months ended September 30, 2019 (Predecessor) and the expected impact on continued operations and future opportunities, the Company determined the investment to be other-than-temporarily impaired as of September 30, 2019 (Predecessor). During the three months ended September 30, 2019 (Predecessor), the Company recorded a $2.6 million impairment to its investment in Sky Future Partners in the Corporate and other region. The carrying value of this investment is zero as of December 31, 2019 (Successor).

The fair value of Sky Future Partners was estimated using the income approach. The estimate of fair value includes unobservable inputs, representative of Level 3 fair value measurement, including assumptions related to future performance, such as projected demand for services.

In fiscal year 2018 (Predecessor), the Company recorded an $85.7 million impairment to its investment in Líder. In fiscal year 2018 (Predecessor), Líder’s management significantly decreased their future financial projections as a result of tender awards announced by their largest client, Petrobras. This significant decline in future forecasted results, coupled with previous declines in financial results, triggered the Company’s review of the investment for potential other-than-temporary impairment as of March 31, 2018 (Predecessor).

The Company estimated the fair value of its investment in Líder as of March 31, 2018 (Predecessor) using a combination of the income and market approaches, requiring the Company to use significant unobservable inputs, representative of a Level 3 fair value measurement, including assumptions related to the future performance of the investment, such as projected demand for services and rates.

The income approach was based on a discounted cash flow model, utilizing projected future cash flows based on estimates of future rates for services, utilization, operating costs, capital requirements, growth rates and terminal values.

Forecasted rates and utilization consider current market conditions and the Company’s anticipated business outlook, both of which have been impacted by the adverse changes in the offshore energy business environment from the current downturn. Operating costs were forecasted using a combination of historical average operating costs and expected future costs, including cost reduction initiatives. Capital requirements were based on management’s estimates of future capital costs resulting from expected market demand in future periods and included cash outflows for new aircraft, infrastructure and improvements, as necessary. A terminal period was used to reflect the Company’s estimate of stable, perpetual growth. The future cash flows were discounted using a market-participant risk-adjusted weighted average cost of capital.

The market approach was based upon the application of price-to-earnings multiples to management’s estimates of future earnings. Management’s earnings estimates were derived from unobservable inputs that require significant estimates, judgments and assumptions as described in the income approach.

Goodwill — See discussion of goodwill impairment under “Summary of Significant Accounting Policies — Goodwill” above.

During the seven months ended October 31, 2019 (Predecessor), fiscal year 2019 (Predecessor) and fiscal year 2018 (Predecessor), the Company did not evaluate the estimated fair value of its reporting units compared to its market capitalization because the reporting units with goodwill did not represent a significant portion of its business.

Loss on Sale of Subsidiaries

Loss on sale of subsidiaries includes the following (in thousands):

Predecessor
Seven Months Ended October 31, 2019
Sale of Eastern Airways	$(46,852)
Sale of Aviashelf and Bristow Helicopters Leasing Limited	(9,031)
$(55,883)

Eastern Airways

Bristow Helicopters Limited (“Bristow Helicopters”), a subsidiary of Bristow Group, together with its legal and financial advisors, pursued various transactions to exit the Eastern Airways business, which made negative contributions to the Company’s operating income in each of the last three fiscal years, including pursuing a sales process with several third parties over an extended period. On May 10, 2019 (Predecessor), Bristow Helicopters completed the sale of all of the shares of Eastern Airways to Orient Industrial Holdings Limited (“OIHL”), an entity affiliated with Mr. Richard Lake, a director of Bristow Helicopters, pursuant to a Sale and Purchase Agreement (the “EAIL Purchase Agreement”). Pursuant to the EAIL Purchase Agreement and related agreements, Bristow Helicopters contributed approximately £17.1 million to Eastern Airways as working capital and OIHL acquired Eastern Airways. Bristow Helicopters retained its controlling ownership of the shares in Humberside International Airport Limited that it previously held through Eastern Airways. Certain intercompany balances between Bristow Helicopters and Eastern Airways were also written off. As a result of the transaction, OIHL now owns and operates Eastern Airways, which had previously operated as a separate unit within Bristow Group, and Bristow Helicopters maintains its controlling interest in Humberside Airport, from which Bristow Helicopters provides U.K. SAR services.

The EAIL Purchase Agreement contained customary representations and warranties. OIHL agreed to certain covenants with respect to non-solicitation of directors, officers or employees of Bristow Helicopters for a period of 12 months. Pursuant to the terms of the EAIL Purchase Agreement, Bristow Helicopters has the right to appoint an observer to the board of directors of Eastern Airways for an initial period of 12 months following the sale. Eastern Airways also agreed to provide certain transition services for a minimum of 12 months from the date of the completion of the transaction.

The loss on the sale of Eastern Airways for the seven months ended October 31, 2019 (Predecessor) of $46.9 million includes the write-off of net assets of $35.0 million and write-off of cumulative translation adjustment of $11.9 million.

Aviashelf and Bristow Helicopters Leasing Limited

As of March 31, 2019 (Predecessor), Bristow Aviation Holdings Limited (“Bristow Aviation”) had an indirect 48.5% interest in Aviashelf Aviation Co. (“Aviashelf”), a Russian helicopter company. Additionally, the Company owned 60% of two U.K. joint venture companies, BHLL and Sakhalin Bristow Air Services Ltd. These two U.K. companies lease aircraft to Aviashelf, which held the client contracts for the Company’s Russian operations. Aviashelf was consolidated based on the ability of certain consolidated subsidiaries of Bristow Aviation to control the vote on a majority of the shares of Aviashelf, rights to manage the day-to-day operations of the company, which were granted under a shareholders’ agreement, and the Company’s ability to acquire an additional 8.5% interest in Aviashelf under a put/call option agreement. In April 2019 (Predecessor), the Company sold its 60% ownership interest in BHLL for $1.4 million. In June 2019 (Predecessor), the Company sold its 48.5% ownership interest in Aviashelf for $2.6 million. In August 2019 (Predecessor), the Company exercised its call option to acquire an 8.5% interest in Aviashelf and subsequently sold that interest for $0.4 million.

The loss on the sale of Aviashelf and BHLL for the seven months ended October 31, 2019 (Predecessor) of $9.0 million includes the loss on sale of net assets of $1.8 million and write-off of cumulative translation adjustment of $7.2 million.

Columbia Helicopters

On February 11, 2019, the Company announced its agreement to acquire Columbia Helicopters, Inc. (“Columbia”) had been terminated by mutual agreement of the parties. The Company also paid a $20 million termination fee in February 2019 related to the Columbia acquisition, which is included as general and administrative expense in its consolidated statements of operations for fiscal year 2019 (Predecessor). Upon termination of the acquisition agreement, the financing agreements related to the acquisition also terminated pursuant to their respective terms.

Recent Accounting Pronouncements

The Company considers the applicability and impact of all accounting standard updates (“ASUs”). ASUs not listed below were assessed and determined to be either not applicable or are expected to have minimal impact on the Company’s consolidated financial position or results of operations.

Adopted

In February 2016, the FASB issued accounting guidance ASC 842, Leases, which replaces ASC 840, Leases, the existing accounting standards for lease accounting. ASC 842 requires lessees to recognize most leases on their balance sheets and makes targeted changes to lessor accounting. Additionally, ASC 842 requires a modified retrospective transition approach for all leases existing at, or entered into after the date of initial application, with an option to use certain transition relief. The guidance was updated in March 2018 to include an amendment that allows the Company to consider the beginning of the period of adoption as the effective date of initial application of the standard. The Company implemented this accounting standard with an effective date of April 1, 2019 (Predecessor). Based on the FASB transition guidance, the Company does not have to apply the disclosure requirement to periods prior to adoption. The Company elected the package of practical expedients to not re-evaluate existing lease contracts or lease classifications and therefore will not make changes to those leases already recognized on the consolidated balance sheet under ASC 840 until the leases are fully amortized, amended or modified. In addition, the Company did not reassess initial direct costs for any existing leases and elected the short-term lease exception provided for in the standard and therefore will only recognize right-of-use assets (“ROU assets”) and lease liabilities for leases with a term greater than one year. The Company elected the practical expedient to not separate lease and non-lease components for all asset classes.

The Company completed a system implementation and has updated its accounting policies to meet the standard’s requirements. On April 1, 2019 (Predecessor), the adoption of this accounting standard resulted in recording ROU assets of $281.0 million and an increase in lease liabilities of $285.3 million on the Company’s consolidated balance sheet with no material impact on its consolidated statements of operations and consolidated statements of cash flows. For further information on leases, see Note 12.

In February 2018, the FASB issued new accounting guidance on income statement reporting of comprehensive income, specifically pertaining to reclassification of certain tax effects from accumulated other comprehensive income to retained earnings. This pronouncement is effective for fiscal years, and for interim periods within those years, beginning after December 15, 2018, with early adoption permitted. The Company adopted this accounting guidance on April 1, 2019 (Predecessor). The Company did not elect to reclassify certain tax effects from accumulated other comprehensive income to retained earnings.

In June 2018, the FASB issued an amendment to the accounting guidance related to accounting for employee share-based payments which clarifies that an entity should recognize excess tax benefits in the period in which the amount of the deduction is determined. This amendment is effective for annual periods beginning after December 15, 2018, and is applied prospectively to changes in terms or conditions of awards occurring on or after the adoption date. The Company adopted this accounting guidance on April 1, 2019 (Predecessor) with no impact to its financial statements.

Not Yet Adopted

In August 2018, the FASB modified the disclosure requirements on fair value measurements. The amendment modifies, removes and adds several disclosure requirements on fair value measurements in ASC 820, Fair Value Measurement. The amendment is effective for fiscal years ending after December 15, 2021 for public business entities and early adoption is permitted. The Company has not yet adopted this accounting guidance and is currently evaluating the effect this accounting guidance will have on its disclosure requirements.

In August 2018, the FASB modified disclosure requirements for employers that sponsor defined benefit pension plans. Certain disclosure requirements were removed and certain disclosure requirements were added. The amendment also clarifies disclosure requirements for projected benefit obligations and accumulated benefit obligations in excess of respective plan assets. The amendment is effective beginning in the Company’s fiscal year 2021 financial statements and early adoption is permitted. The Company has not yet adopted this accounting guidance and is currently evaluating the effect this accounting guidance will have on its disclosure requirements.

In August 2018, the FASB issued new accounting guidance that addresses the accounting for implementation costs associated with a hosted service. The guidance provides that implementation costs be evaluated for capitalization using the same criteria as that used for internal-use software development costs, with amortization expense being recorded in the same income statement expense line as the hosted service costs and over the expected term of the hosting arrangement. The amendment is effective beginning in the Company’s fiscal year 2021 financial statements and early adoption is permitted. The guidance will be applied either retrospectively or prospectively to all implementation costs incurred after the date of adoption. The Company has not yet adopted this accounting guidance and is currently evaluating the effect this accounting guidance will have on its financial statements.

In October 2018, the FASB amended the guidance for determining whether a decision-making fee is a variable interest. The amendments require organizations to consider indirect interests held through related parties under common control on a proportional basis rather than as the equivalent of a direct interest in its entirety (as currently required in generally accepted accounting principles). Therefore, these amendments likely will result in more decision makers not consolidating VIEs. This amendment is effective beginning in the Company’s fiscal year 2021 financial statements and early adoption is permitted. The Company has not yet adopted this accounting guidance and is currently evaluating the effect this accounting guidance will have on its disclosure requirements.

In December 2019, the FASB issued new guidance to simplify the accounting for income taxes, which eliminates certain exceptions for recognizing deferred taxes for investments, performing intraperiod allocation and calculating income taxes in interim periods. This ASU also includes guidance to reduce complexity in certain areas, including recognizing deferred taxes for tax goodwill and allocating taxes to members of a consolidated group. ASU 2019-12 is effective for annual and interim periods in fiscal years beginning after December 15, 2020. Early adoption is permitted. The Company is currently assessing the impact of ASU 2019-12 on its consolidated financial statements.

In January 2020, the FASB issued new accounting guidance to clarify certain interactions between the guidance to account for certain equity securities under Topic 321, 323 and 815, and improve current GAAP by reducing diversity in practice and increasing comparability of accounting. The amendments in this ASU are effective for fiscal years beginning after December 15, 2020, and interim periods within those fiscal years. The Company has not yet adopted this accounting guidance and is currently evaluating the effect this accounting guidance will have on its financial statements.

In March 2020, the FASB issued codification improvements to financial instruments, which makes improvements to financial instruments guidance. The standard is effective immediately for certain amendments and for fiscal years beginning after December 15, 2019. The Company has not yet adopted this accounting guidance and is currently evaluating the effect this accounting guidance will have on its financial statements.

In March 2020, the FASB issued new accounting guidance related to reference rate reform. The pronouncement provides optional guidance for a limited period of time to ease the potential burden of accounting for reference rate reform. This guidance is effective for all entities as of March 12, 2020 through December 31, 2022. The Company has not yet adopted this accounting guidance and is currently evaluating the effect this accounting guidance will have on its financial statements.